                            SCHEDULE 14A INFORMATION
                           --------------------------

           Proxy Statement Pursuant to Section 14(a) of the Securities

                     Exchange Act of 1934 (Amendment No. __)



Filed by the Registrant /x/

Filed by a Party other than the Registrant //

Check the appropriate box:

/x/      Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/ /      Definitive Proxy Statement

/ /      Definitive Additional Materials

/ /      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                                 TRACK `N TRAIL
                                ----------------
                (Name of Registrant as Specified In Its Charter)


     (Name of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of Filing Fee (Check the appropriate box):

/x/      No fee required.

/ /      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

      (1) Title of each class of securities to which transaction applies:


      (2) Aggregate number of securities to which transaction applies:


      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


      (4) Proposed maximum aggregate value of transaction:


      (5) Total fee paid:


/ /     Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:


      (2)  Form, Schedule or Registration Statement No.:


      (3)  Filing Party:


      (4)  Date Filed:

                                 TRACK 'N TRAIL
                              4961-A Windplay Drive
                         El Dorado Hills, CA 95762-9632
                                 (916) 933-4525


                                 March __, 2000


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Track 'n Trail, which will be held on Thursday, April 13, 2000, at 10:00 a.m., at 4961-A Windplay Drive, El Dorado Hills, California.

         The formal notice of the annual meeting and the Proxy Statement have been made a part of this invitation.

         After reading the Proxy Statement, please mark, date, sign and return, as promptly as possible, the enclosed proxy in the prepaid envelope addressed to American Securities Transfer and Trust, Inc., our agent, to ensure that your shares will be represented at the annual meeting. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

         A copy of the Company's 1999 Annual Report to Stockholders is also enclosed.

         The Board of Directors and management look forward to seeing you at the meeting.



Sincerely,



David L. Suechting, Jr.
CHAIRMAN OF THE BOARD
PRESIDENT AND
CHIEF EXECUTIVE OFFICER

                                 TRACK 'N TRAIL

                                  ------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 13, 2000

                                  ------------

To the Stockholders of Track 'n Trail:

         The Annual Meeting of Stockholders of Track 'n Trail, a Delaware corporation (the "Company"), will be held on Thursday, April 13, 2000, at 10:00 a.m. Pacific time, at 4961-A Windplay Drive, El Dorado Hills, California, for the following purposes:

         1. To elect to the Board of Directors one Class II director.

         2. To vote on an amendment of the Company's Certificate of Incorporation to effect a one-for-two reverse stock split;

         3. To ratify appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the current fiscal year; and

         4. To transact such other business as may properly come before the annual meeting and any adjournment or postponement of the annual meeting.

         Stockholders of record as of the close of business on March 8, 2000 are entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof. A complete list of stockholders entitled to vote will be available at the Secretary's office, 4961-A Windplay Drive, El Dorado Hills, California, for ten days before the meeting.

         IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. EVEN IF YOU PLAN TO ATTEND THE MEETING, WE HOPE THAT YOU WILL PROMPTLY MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE MEETING.


                                              By Order of the Board of Directors




                                              ---------------------------
                                              SECRETARY

El Dorado Hills, California
March __, 2000

                                 TRACK 'N TRAIL

                                  ------------

                                 PROXY STATEMENT

                                  ------------


                 INFORMATION CONCERNING SOLICITATION AND VOTING

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Track 'n Trail, a Delaware corporation (the "Company"), of proxies in the accompanying form to be used at the Annual Meeting of Stockholders to be held at 4961-A Windplay Drive, El Dorado Hills, California, on Thursday, April 13, 2000, and any adjournment or postponement thereof (the "Annual Meeting"). The shares represented by the proxies received in response to this solicitation and not revoked will be voted at the Annual Meeting. A proxy may be revoked at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. On the matters coming before the Annual Meeting for which a choice has been specified by a stockholder by means of the ballot on the proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR the election of the nominee for director listed in this Proxy Statement and FOR approval of Proposal 2 and Proposal 3 described in the Notice of Annual Meeting and in this Proxy Statement and as to any other matter that may be properly brought before the Annual Meeting, in accordance with the judgement of the proxy holders.

         Stockholders of record at the close of business on March 8, 2000 are entitled to notice of and to vote at the Annual Meeting. As of the close of business on March __, 2000, the Company had 7,156,759 shares of Common Stock outstanding and entitled to vote. The presence in person or by proxy of the holders of a majority of the Company's outstanding shares constitutes a quorum for the transaction of business at the Annual Meeting. Each holder of Common Stock is entitled to one vote for each share held as of the record date.

         Directors are elected by a plurality vote. The other matters submitted for stockholder approval at this Annual Meeting will be decided by the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on each such matter. Abstentions with respect to any matter are treated as shares present or represented and entitled to vote on that matter and thus have the same effect as negative votes. If a broker who is the record holder of certain shares indicates on a proxy that he or she does not have discretionary authority to vote on a particular matter as to such shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares will be counted for quorum purposes but are not deemed to be present or represented for purposes of determining whether stockholder approval of a particular matter has been obtained.

         The expense of printing and mailing proxy materials will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees of the Company by personal interview, telephone or facsimile. No additional compensation will be paid to such persons for such solicitation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of the Company's Common Stock.

         This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about March __, 2000.

                                    IMPORTANT

          PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE SO THAT, WHETHER YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OR NOT, YOUR SHARES CAN BE VOTED. PROXIES WILL ALSO BE ACCEPTED BY TRANSMISSION OF A TELEGRAM, CABLEGRAM OR TELECOPY PROVIDED SUCH TRANSMISSION CONTAINS SUFFICIENT INFORMATION FROM WHICH IT CAN BE DETERMINED THAT THE TRANSMISSION WAS AUTHORIZED BY THE STOCKHOLDER. THE TRANSFER AGENT'S TELECOPY NUMBER IS (303) 986-2444. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE ANNUAL MEETING.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

NOMINEE

         The Company has three classes of directors serving staggered three-year terms. Class I and Class II consist of two directors each and Class III consists of one director. The term of the Class III director expires in 2001 and the term of the Class I directors expires in 2002. One Class II director is to be elected at the Annual Meeting to serve until the 2003 Annual Meeting and until their respective successor shall have been elected and qualified or until such director's earlier resignation, removal from office, death or incapacity. A vacancy currently exists on the Board of Directors for a Class II director. The vacancy was created by the resignation of Gregory M. Kilgore. Pursuant to Article Fifth of the Company's Certification of Incorporation, a vacancy on the Board created by the resignation of a director may only be filled by the vote of a majority of the remaining directors. The Board is currently seeking a qualified candidate to fill the vacancy.

         Unless authority to vote for directors is withheld, it is intended that the shares represented by the enclosed proxy will be voted for the election of Barbara J. Suechting as a Class II director. Ms. Suechting is currently a member of the Board of Directors of the Company. The nominee has been nominated as a Class II director by the Company's Board of Directors. In the event the nominee becomes unable or unwilling to accept nomination or election, the shares represented by the enclosed proxy will be voted for the election of the balance of those named and such other nominees as the Board of Directors may select. The Board of Directors has no reason to believe that the nominee will be unable or unwilling to serve. There are no family relationships among any of the directors or executive officers of the Company, except that David L. Suechting, Jr., the Chairman of the Board, is the son of Barbara J. Suechting, who is a director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF BARBARA J. SUECHTING FOR CLASS II DIRECTOR.

          Set forth below is information regarding the nominee for Class II director, the continuing directors of Class I and Class III and the Company's executive officers, and their principal occupations at present and for the past five years, their ages as of March 3, 2000, and the year in which each became a director or executive officer of the Company.


          NAME                                     AGE       POSITION
          ------------------------------------    ------     -------------------------------------------------
                                                                >
          David L. Suechting, Jr                   40         Chairman of the Board, President and Chief
                                                              Executive Officer


          Barbara J. Suechting.............        58         Director


          Helen C. Bulwik..................        50         Director


          Steven D. Tough..................        49         Director


          John E. Wilkinson................        50         Executive Vice President-Marketing and Chief
                                                              Operating Officer


          Daniel J. Nahmens................        41         Executive Vice President-Finance, Chief
                                                              Financial Officer, Treasurer and Secretary


          David T. Morgan..................        57         Vice President-Real Estate


          Alan Malnofski ..................        48         Vice President-Sales


          DAVID L. SUECHTING, JR. has served as President and Chief Executive Officer of the Company since February 2000 and as acting President and Chief Executive Officer of the Company since October 1999. Mr. Suechting has served as Chairman of the Board since the Company's organization in March 1997. Mr. Suechting co-founded Track 'n Trail, a California corporation ("Track 'n Trail-California"), and has served as its Chairman of the Board since 1993. Mr. Suechting has also served as the Chairman of the Board of Overland Management Corporation ("Overland") since its acquisition in October 1996. From January 1993 to April 1996, Mr. Suechting served as President of Track 'n Trail-California. Prior to that time, he served Track 'n Trail-California in various capacities, including Vice President-Stores from July 1991 to April 1996, Vice President-Operations from October 1989 to July 1991, Vice President-Merchandise from February 1982 to October 1989 and as Store Manager/District Manager from 1980 to February 1982.

          BARBARA J. SUECHTING has served as a director of the Company since its organization in March 1997. Ms. Suechting co-founded Track 'n Trail-California and served as its Secretary and a director from 1980 to October 1997. She also served as Secretary and a director of Overland from its acquisition in October 1996 to October 1997.

          HELEN C. BULWIK has served as a director of the Company since October 1997. Ms. Bulwik is a director in the global retail practice for Andersen Consulting which is the largest consulting firm in the world. From 1988 to January 1998 Ms. Bulwik was President of Seagate International, Inc., a management services and financial advisory services firm. She was Executive Vice President of Palo Alto Consulting Center, a division of the Tom Peters Group (a consulting firm), from 1987 to 1988. From 1982 to 1987, Ms. Bulwik was co-owner and founder of Sanca International, Inc., a private label apparel manufacturer. She served as General Manager of Bullock's Northern California from 1978 to 1982 and as Store Merchandiser and Buyer for Macy's California from 1972 to 1978.

          STEVEN D. TOUGH has served as a director of the Company since October 1997. Mr. Tough is an Independent Counsultant providing business strategies and business planning advice to various healthcare and non-healthcare companies.
Mr. Tough served as Senior Vice President of Operations of Foundation
Health Corporation, a provider of managed health care services based in Sacramento, California, from 1993 to 1997. Mr. Tough was also the President and Chief Operating Officer of Foundation Health Federal Services, a subsidiary of Foundation Health Corporation, from 1990 to 1997. He also served as President and Chief Operating Officer of Foundation Health (a California Health Plan) from 1988 to 1992.

          JOHN E. WILKINSON has served as Chief Operating Officer of the Company since November 1999 and as Executive Vice President-Marketing of the Company since its organization in March 1997. Mr. Wilkinson has also served as Executive Vice President-Marketing of Track 'n Trail-California since June 1996. From September 1991 to May 1996, he held the position of Vice President-Marketing. From 1982 to September 1991, Mr. Wilkinson was associated with Weinstock's Department Store, a division of Carter Hawley Hale, where he held the positions of Senior Vice President and General Merchandise Manager from 1989 to 1991, Vice President and General Merchandise Manager from 1987 to 1989 and divisional Vice President from 1982 to 1987.

          DANIEL J. NAHMENS has served as Executive Vice-President-Finance since March 1999, Chief Financial Officer, Vice President-Finance and Treasurer of the Company since its organization in March 1997, and as Secretary since October 1997. Mr. Nahmens has served as Secretary and a director of Eagles Nest since its acquisition in August 1998 and Secretary and a director of Track 'n Trail-California and Overland since October 1997. He has also served as Chief Financial Officer and Vice President-Finance of Track 'n Trail-California since November 1993, and as Treasurer since June 1996. From August 1988 to November 1993, Mr. Nahmens served as Controller of Track 'n Trail-California. From February 1988 to June 1988, he held the position of Chief Financial Officer of Greenwood Development Co., a local chain of fast-food stores. From October 1981 to February 1988, Mr. Nahmens was associated with Cal Gas Corporation, a nationwide liquid gas retailer, where he last held the position of Financial Accounting Manager. From 1980 to 1981, Mr. Nahmens was employed by Peat Marwick, Mitchell & Co. (presently known as KPMG LLP) as a Certified Public Accountant.

          DAVID T. MORGAN has served as Vice President-Real Estate of the Company since its organization in March 1997. Mr. Morgan has also served as Vice President-Real Estate of Track 'n Trail-California since June 1996, and from August 1992 to June 1996, he served as Director of Real Estate and Development. From May 1990 to August 1992, Mr. Morgan was a Real Estate Representative of Payless Shoe Source, a national retail shoe store chain, and from April 1986 to May 1990, he was Vice President-Real Estate of Round Table Franchise Corporation.

          ALAN MALNOFSKI has served as Vice President-Sales of the Company since February 2000. From July 1996 to December 1999, Mr. Malnofski was the Director of Retail for Goodwill Industries and from July 1989 to July 1996, Mr. Malnofski was a Vice President at Genesco were he was responsible for the start-up of several new ventures and was a director of a retail group.

BOARD MEETINGS AND COMMITTEES

          The Board of Directors held six meetings during fiscal 1999. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which such directors serve.

          The Board of Directors has appointed a Compensation Committee and an Audit Committee. The Compensation Committee and Audit Committee are comprised entirely of independent directors.

          The members of the Compensation Committee during fiscal 1999 were Helen C. Bulwik and Steven D. Tough. The Compensation Committee held one meeting during fiscal 1999. The functions of the Compensation Committee include reviewing and approving executive compensation policies and practices, reviewing salaries and bonuses for certain officers of the Company, administering the Company's Amended and Restated 1996 Stock Option

Plan (the "1996 Stock Option Plan") and other benefit plans, and considering such other matters as may from time to time be referred to the committee by the Board of Directors.

          The members of the Audit Committee during fiscal 1999 were Helen C. Bulwik and Steven D. Tough. The Audit Committee held one meeting during fiscal 1999. The functions of the Audit Committee include recommending to the Board of Directors the retention of independent auditors, reviewing the scope of the annual audit undertaken by the Company's independent auditors and the progress and results of their work, and reviewing the Company's financial statements, internal accounting and auditing procedures and corporate program to ensure compliance with applicable laws.

DIRECTORS' COMPENSATION

          Directors of the Company who are not also employees of the Company ("Outside Director") or one of its subsidiaries receive $1,000 for each Board meeting attended and $750 for each committee meeting attended. No other director receives cash compensation for services as a director. All directors, however, are reimbursed for their expenses incurred in attending meetings. In addition, directors who are not common law employees or officers of the Company receive options to purchase 5,000 shares of the Company's Common Stock upon their initial appointment as a director of the Company, and receive options to purchase 1,250 shares of Common Stock upon each annual stockholders' meeting following the meeting at which such director was initially appointed (unless any director was appointed prior to such a meeting, in which case such director's annual grant occurs at the second annual meeting following the initial appointment) at an exercise price equal to or greater than the fair market value of the Common Stock on the date of grant. The shares subject to the options vest and become exercisable at the rate of 25% on each anniversary of the grant date. In fiscal 1999, options were granted to each Outside Director to purchase 1,250 shares of the Company's Common Stock.

          In fiscal 1999, the Company compensated David L. Suechting, Jr., the Company's Chairman of the Board, for operations management services and consulting services as acting Chief Executive Officer. See "Certain Transactions."


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth certain information as of March 8, 2000, as to shares of the Company's Common Stock beneficially owned by: (i) each of the Company's executive officers named in the Summary Compensation Table,
(ii) each of the Company's directors, (iii) all directors and executive officers of the Company as a group, and (iv) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock.



                                                                                SHARES           PERCENTAGE
                                                                             BENEFICIALLY       BENEFICIALLY
        NAME AND ADDRESS(1)                                                     OWNED             OWNED(2)
        -----------------------------------------------------------------   --------------    ---------------
        Barbara J. Suechting (3)......................................         1,811,470           25.3%

        David L. Suechting, Jr. (4)...................................         1,390,403           19.4

        Deborah Landgrebe.............................................           905,735           12.7

        Benson Associates, LLC (5)....................................           628,600           8.8
             111 SW 5th Avenue, Suite 2130
             Portland, OR 97204

        John E. Wilkinson (6).........................................           209,578           2.8

        Daniel J. Nahmens (7).........................................           110,315           1.5

        David T. Morgan (8)...........................................            50,295            *

        William Forsberg (8)..........................................            50,557            *

        Steven D. Tough (9)...........................................             2,500            *

        Helen C. Bulwik (10)..........................................             8,000            *

        All directors and executive officers as a group                        3,633,118          48.0%
             (8 persons)(11)..........................................


-----------------------------------

*         Less than 1%.

(1) Unless otherwise indicated, the address for each listed stockholder is c/o Track 'n Trail, 4961-A Windplay Drive, El Dorado Hills, CA 95762. To the Company's knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.
(2) The percentage of beneficial ownership is calculated based on 7,156,759 shares of Common Stock outstanding on March 8, 2000. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares subject to options presently exercisable or exercisable within 60 days of March 8, 2000 are deemed to be beneficially owned by the holder but are not treated as outstanding for the purpose of computing the beneficial ownership of any other person.
(3) Represents 1,771,470 shares held by Barbara J. Suechting and 10,000 shares each held by Barbara J. Suechting C/F Robert Jon Suechting UTMA CA; C/F Bryan Cole Suechting UTMA CA; C/F Michael Lee Suechting UTMA CA; and C/F Taylor Darragh Suechting UTMA CA. Ms. Suechting has sole voting and investment power for all 1,811,470 shares.
(4) Represents 1,390,403 shares held by the Suechting Family Trust for which Mr. Suechting and his wife, Jackie Suechting, serve as co-trustees and hold shared voting and investment power.
(5) According to Schedule 13G, filed with the SEC on February 16, 2000 by Benson Associates, LLC, such entity beneficially owned 628,600 shares of the Company's Common Stock as of February 16, 2000, of which such entity had sole voting and dispositive powers with respect to 628,600 shares.
(6) Includes 200,468 shares subject to stock options exercisable within 60 days of March 8, 2000.
(7) Includes 100,234 shares subject to stock options exercisable within 60 days of March 8, 2000.
(8) Includes 50,117 shares subject to stock options exercisable within 60 days of March 8, 2000.
(9) Represents shares subject to stock options exercisable within 60 days of March 8, 2000.
(10) Includes 2,500 shares subject to stock options exercisable within 60 days of March 8, 2000.
(11) Includes 405,936 shares subject to stock options exercisable within 60 days of March 8, 2000.


                             EXECUTIVE COMPENSATION

          The following table sets forth certain summary information concerning compensation paid to the Company's chief executive officer and three other officers who were serving as executive officers on December 25, 1999, and whose total annual salary and bonus exceeded $100,000 in fiscal 1999 (the "Named Officers"), and for the fiscal years ended December 26, 1998 and December 27, 1997.

                           SUMMARY COMPENSATION TABLE

                                                                                              LONG-TERM
                                                                                             COMPENSATION
NAME AND PRINCIPAL POSITION                              YEAR                               --------------       ALL OTHER
                                                                    ANNUAL COMPOSITION        SECURITIES       COMPENSATION(1)
                                                                  -----------------------     UNDERLYING
                                                                    SALARY       BONUS          OPTIONS
------------------------------------------------------------------------------------------------------------------------------
John E. Wilkinson...................................     1999       $138,496    $    --              --          $10,535
  Executive Vice President-Marketing and Chief           1998        130,436         --              --            8,418
  Operating Officer                                      1997        124,861     52,186              --            7,372

Daniel J. Nahmens...................................     1999        112,951         --              --            9,618
  Executive Vice President-Finance and Chief             1998        101,049         --              --            7,357
  Financial Officer                                      1997         96,850     43,009              --            7,410


Gregory M. Kilgore(2)...............................     1999        149,800         --              --          220,855
  Former President and Chief Operating Officer           1998        168,511         --              --            8,245
                                                         1997        161,293     52,524              --            7,539

William Forsberg....................................     1999        113,218         --              --            9,813
  Former Vice President-Stores                           1998        107,827         --              --            7,054


                                       -5-


                                                         1997        102,908     16,374              --            5,890

-------------------------------

(1) Represents Company-paid health and long-term disability insurance premiums, Company contributions to the Company's 401(k) plan and for Mr. Kilgore, in fiscal 1999, includes accrued vacation and compensation earned in conjunction with Mr. Kilgore's employment agreement. See the last paragraph under the subcaption "Employment Agreements" below. In fiscal 1999, the Company paid $6,561, $7,563, $7,337 and $7,371 in health and life insurance premiums for each of Messrs. Kilgore, Wilkinson, Nahmens and Forsberg, respectively. Company contributions to the Company's 401(k) plan in fiscal 1999 for Messrs. Kilgore, Wilkinson, Nahmens and Forsberg totaled $2,855, $2,972, $2,280 and $2,443, respectively. Accrued vacation paid in fiscal 1999 in conjunction with the termination of Mr. Kilgore was $15,656. In fiscal 1998, the Company paid health and long-term disability insurance premiums in the amount of $4,665 for Mr. Kilgore, $4,404 for Mr. Wilkinson, $4,263 for Mr. Nahmens, and $4,249 for Mr. Forsberg. Company contributions to the Company's 401(k) plan in fiscal 1998 for Messrs. Kilgore, Wilkinson, Nahmens, and Forsberg totaled $3,580, $4,014, $3,094, and $2,805, respectively. In fiscal 1997, the Company paid $2,934 in health and life insurance premiums for each of the Named Officers. Company contributions to the Company's 401(k) plan in fiscal 1997 for Messrs. Kilgore, Wilkinson, Nahmens, and Forsberg totaled $4,605, $4,438, $4,476, and $2,956, respectively.

(2) Mr. Kilgore was terminated on October 25, 1999 and resigned as director of the Company effective October 25, 1999.

STOCK OPTIONS

          No options were granted to the Named Officers in fiscal 1999. The following table sets forth certain information as of December 25, 1999, and for the fiscal year then ended with respect to stock options exercised, and the value of options held, by the Named Officers.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                                                                         VALUE OF
                                                                                 SECURITIES             UNEXERCISED
                                                                                 UNDERLYING            IN-THE-MONEY
                                                                                 UNEXERCISED            OPTIONS AT
                                                                                 OPTIONS AT            DECEMBER 25,
                                                                              DECEMBER 25, 1999           1999(1)
                                                 SHARES                      -------------------     ------------------
                                               ACQUIRED ON        VALUE          EXERCISABLE/          EXERCISABLE/
NAME                                             EXERCISE       RECEIVED(2)     UNEXERCISABLE(3)      UNEXERCISABLE(3)
-----------------------------------------   ----------------  -------------  -------------------     ------------------
Gregory M. Kilgore....................               68,000        $70,204             282,618             $180,560

John E. Wilkinson.....................                   --             --             200,468              $99,232

Daniel J. Nahmens.....................                   --             --             100,234                   --

William Forsberg......................                   --             --              50,117                   --


----------------------------------------
(1) Calculated on the basis of the fair market value of the underlying securities at December 25, 1999 ($1.00 per share) minus the exercise price.
(2) Calculated on the basis of the fair market value of the underlying securities at the exercise date minus the exercise price.
(3) All securities underlying unexercised options at December 25, 1999 were exercisable.


EMPLOYEE STOCK PURCHASE PLAN

          The Company maintains a qualified Employee Stock Purchase Plan (the "Purchase Plan") to encourage employees to own shares of the Company's Common Stock, which is generally available to all eligible employees.

The Purchase Plan allows participants to buy shares of the Company's Common Stock at a 15% discount to market price with up to 15% of their salaries. Employees are eligible to participate in the Purchase Plan if they have been employed by the Company or a participating subsidiary for at least one year prior to the commencement of a participation period. However, any highly compensated employee (as defined in Section 414 of the Code) who owns 3% or more of the outstanding stock in the Company may not participate in the Purchase Plan. Daniel J. Nahmens and John E. Wilkinson, each executive officers of the Company, participated in the Purchase Plan in fiscal 1999.

PENSION AND LONG-TERM INCENTIVE PLANS

          The Company has no pension or long-term incentive plans.

EMPLOYMENT AGREEMENTS

          The Company has entered into employment agreements (collectively, the "Employment Agreements") with John Wilkinson, Executive Vice President-Marketing and Chief Operating Officer and Daniel Nahmens, Executive Vice President-Finance and Chief Financial Officer. Each of the Employment Agreements provides for an initial two-year term which expired on January 3, 1996, with automatic one-year renewals upon the expiration of the initial term and on each anniversary thereafter. Each of the Employment Agreements may be terminated by the Company or the employee without cause (as defined in the Employment Agreements) upon 30 days notice, or for cause without any notice. Under the Employment Agreements, Messrs. Wilkinson and Nahmens are entitled to minimum annual compensation of $105,000 and $75,000, respectively. Each of the Employment Agreements provides that if the Company breaches any portion of such Employment Agreement or terminates it without cause, the Company must pay to the employee an amount equal to one year of his salary, calculated at the highest salary rate paid to such employee by the Company in the two-year period prior to the termination.

          The Employment Agreements with each of John Wilkinson and Daniel Nahmens also provide that the Company will indemnify such individuals for any losses, costs, damages or expenses incurred as a direct consequence of the discharge of their duties or by reason of their status as agents of the Company.

          At the date of his termination on October 25, 1999, Gregory M. Kilgore, the Company's former President and Chief Operating Officer, had an employment agreement with the Company containing terms similar to the employment agreements described above. In connection with his termination, the Company paid Mr. Kilgore an aggregate amount of $195,783 in cancellation of his employment agreement. The Company also agreed to (i) pay one year of health insurance premiums of approximately $6,000 and (ii) commencing November 25, 2000 and continuing through April 25, 2001, make six monthly payments of $15,076 each, provided such payments will not be made if Mr. Kilgore has entered into any other employment prior to October 25, 2000 or if he enters into employment after October 25, 2000 but before April 25, 2001 payments shall cease upon such employment.

LIMITATION OF LIABILITY AND INDEMNIFICATION MATTERS

          The Company has adopted provisions in its Certificate of Incorporation that limit the liability of its directors for monetary damages for breach of their fiduciary duty as directors, except for liability that cannot be eliminated under the Delaware General Corporation Law ("Delaware Law"). The Delaware Law provides that directors of a company will not be personally liable for monetary damages for breach of their fiduciary duty as directors, except for liability (i) for any breach of their duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for unlawful payment of dividend or unlawful stock repurchase or redemption, as provided in Section 174 of the Delaware Law, or (iv) for any transaction from which the director derived an improper personal benefit. Any amendment or repeal of these provisions requires the approval of the holders of shares representing at least 66 2/3% of the shares of the Company entitled to vote in the election of directors, voting as one class.

          The Company's By-Laws also provide that the Company shall indemnify its directors and officers to the fullest extent permitted by the Delaware Law. The Company has entered into separate indemnification agreements with its directors and certain of its officers that require the Company, among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as directors or officers and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified. The Company believes that the limitation of liability provision in its Certificate of Incorporation and the indemnification agreements will facilitate the Company's ability to continue to attract and retain qualified individuals to serve as directors and officers of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          The Compensation Committee of the Board of Directors was appointed by the Board of Directors effective October 16, 1997. The Compensation Committee consists of two directors, Helen C. Bulwik and Steven D. Tough, neither of whom is an officer or employee of the Company.

                        REPORT ON EXECUTIVE COMPENSATION

To:  The Board of Directors

          As members of the Compensation Committee, we are responsible for administering the Company's various incentive plans. In addition, we review compensation levels of members of senior management, evaluate the performance of corporate management and consider management succession and related matters. The Committee reviews compensation for the executive officers of the Company with the Board. The Committee is comprised entirely of non-employee directors.

 COMPENSATION PHILOSOPHY AND POLICIES

          The Company's compensation programs and policies are designed to enhance stockholder value by aligning the financial interests of the executive officers of the Company with those of its stockholders. It is the Company's policy generally to qualify compensation paid to executive officers for deductibility under section 162(m) of the Internal Revenue Code. Section 162(m) generally prohibits the Company from deducting the compensation of executive officers that exceeds $1,000,000 unless that compensation is based on the satisfaction of objective performance goals. Income arising under the Company's 1996 Stock Option Plan currently does not qualify as performance-based compensation. The Company intends to retain the flexibility necessary to provide total cash compensation in line with competitive practice, the Company's compensation philosophy and the Company's best interests, including compensation that may not be deductible.

 COMPONENTS OF EXECUTIVE OFFICER COMPENSATION

          There are four primary components of executive compensation: Base Salary, Bonus, Stock Options and Employee Stock Purchase Plan.

          Base Salary

          Base salaries for fiscal 1999 reported herein were determined by the Compensation Committee. The Compensation Committee reviewed salaries recommended by the Chief Operating Officer for executive officers other than the Chief Operating Officer. In conducting its review, the Compensation Committee took into consideration the competitive level of salaries in the industry, the overall performance of the Company, the performance of the department(s) under the executive officer's management control and the individual executive officer's contribution and performance. Final decisions on base salary adjustments for executives other than the Chief Operating Officer were made in consultation with the Chief Operating Officer.

          The Compensation Committee independently determined the base salary for the Chief Operating Officer by: (a) examining the Company's performance against its preset goals, (b) examining the Company's performance within its specialty retailers industry, (c) evaluating the overall performance of the Chief Operating Officer, and (d) comparing the base salary of the Chief Operating Officer to that of other chief executive officers in the specialty retail industry. Based upon the data and performance, the Chief Operating Officer's base salary was $168,511 in fiscal 1998 and $149,800 for the partial year of fiscal 1999.

          Bonuses

          The 1999 Executive Bonus Plan is a cash-based incentive bonus program. The 1999 Executive Bonus Plan provides for payment of a cash bonus to each named executive officer that is directly related to the earnings per share ("EPS") and certain sales performance goals of the Company. The bonus is determined each year by the Compensation Committee under a predetermined objective formula. The bonus is the product of (i) the executive officer's individual multiplier set by the Compensation Committee before the bonus year begins and (ii) a multiplier determined from a matrix that charts EPS and certain sales performance goals of the Company's annual operating plan established by the Compensation Committee before the bonus year begins. For fiscal 1999, the Company did not achieve the 1999 Executive Bonus Plan's EPS and sales performance goals and, as a result, the Compensation Committee did not award a bonus to any of the executive officers, including the Chief Operating Officer.

          Stock Options

          Under the Company's compensation policy, ownership of the Company's Common Stock is a key element of executive compensation. The Compensation Committee grants options under the 1996 Stock Option Plan with an exercise price equal to or greater than the fair market value of the Company's common stock on the date of the grant. The grant of stock options is intended to retain and motivate key executives and to provide a direct link with the interests of the stockholders of the Company. In general, stock option grants are determined based on: (i) prior award levels, (ii) total awards received to date by individual executives, (iii) the total stock award to be made and the executive's percentage participation in that award, (iv) the executive's direct ownership of the Company's shares, (v) the number of options vested and nonvested, and (vi) the options outstanding as a percentage of total shares outstanding. The Board of Directors did not award the Chief Operating Officer any options to purchase shares of Common Stock in fiscal 1999.

          Employee Stock Purchase Plan

          The Company maintains a qualified Employee Stock Purchase Plan (the "Purchase Plan") to encourage employees to own shares of the Company's Common Stock, which is generally available to all eligible employees. The Purchase Plan allows participants to buy shares of the Company's Common Stock at a 15% discount to market price with up to 15% of their salaries. However, the number of shares that may be purchased by each participant is limited by applicable tax laws. Additionally, highly compensated employees (as defined in Section 414 of the Code) who own 3% or more of the outstanding stock in the Company may not participate in the Purchase Plan. The Chief Operating Officer did not participate in the Purchase Plan in fiscal 1999.

          The foregoing report has been furnished by the Compensation Committee of the Board of Directors and shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Act of 1934, except to the extent the Company specifically incorporates this report by reference and shall not otherwise be deemed filed under such Acts.

                                 Respectfully submitted,


                                 Helen C. Bulwik
                                 Steven D. Tough

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

          Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file. Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, the Company believes that, except for Ms. Bulwik, all of its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 1999. Ms. Bulwik purchased shares of Track 'n Trail in November 1999 and did not file a Form 4; however, a Form 5 was filed by Ms. Bulwik in February 2000.


                              CERTAIN TRANSACTIONS

         David L. Suechting, Jr., Chairman of the Board, and Barbara J. Suechting, a director of the Company, have guaranteed several equipment leases currently providing for aggregate annual rental payments in the amount of $32,000.

         In October 1999, the Board of Directors approved paying David L. Suechting, Jr, Chairman of the Board, $90,000 for the remaining period of fiscal 1999 as a consulting fee for Mr. Suechting to perform the duties of the acting Chief Executive Officer until the position is filled. In July 1998, the Board of Directors approved an annual salary of $60,000 for Mr. Suechting as compensation for operations management services. Mr. Suechting received $55,384 and $25,385 for these services in fiscal 1999 and fiscal 1998, respectively. Additionally, the Company paid $6,484 and $5,560 for health, life, and long-term disability insurance premiums on behalf of Mr. Suechting in fiscal 1999 and fiscal 1998, respectively.

         The Company and its former President and Chief Executive Officer, Gregory M. Kilgore, entered into an Agreement and Release of Claims in connection with the termination of Mr. Kilgore's employment. See "Executive Compensation -- Employment Agreements."

          For information concerning indemnification of directors and officers, see "Executive Compensation -- Limitation of Liability and Indemnification Matters."

         The Company has entered into an employment agreement with certain of its executive officers. See "Executive Compensation -- Employment Agreements."

         The Company believes that the foregoing transactions were in its best interests.


                          STOCK PRICE PERFORMANCE GRAPH

          The following graph compares the cumulative total stockholder return of the Company's Common Stock with The Nasdaq Stock Market (US) and Nasdaq Retail Trade Stocks. The comparison assumes the investment of $100 on October 9, 1997 (the date the Company's Common Stock became registered under Section 12 of the Securities Exchange Act of 1934) based on the initial public offering price of such stock on that date and that dividends were reinvested when paid. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.

           COMPARISON OF CUMULATIVE TOTAL RETURN AMONG TRACK 'N TRAIL, THE NASDAQ STOCK MARKET (US) AND NASDAQ RETAIL TRADE STOCKS

                                      [GRAPH]

                                       10/09/97        12/27/97       12/26/98       12/25/99
           ----------------------   -------------   -------------   ------------   ------------
            Nasdaq Stock Market
           (US)                          $100             $87           $125           $225

           Nasdaq Retail Trade
           Stocks                         100              92            113            103

           Track 'n Trail                 100              81             18             10

              PROPOSAL 2 - PROPOSAL TO EFFECT A REVERSE STOCK SPLIT

GENERAL

          The Board of Directors has proposed that the Company effect a one-for-two reverse split of the outstanding Common Stock (the "Reverse Split"). The Reverse Split would be effected by an amendment to the Company's Amended and Restated Certificate of Incorporation (the "Reverse Split Amendment") as follows:

          ARTICLE FOURTH of the Amended and Restated Certificate of Incorporation of the Corporation is further amended to add thereto new Paragraph C to read as follows:

         C. (i) Effective immediately upon the filing of this Amendment to the Certificate of Incorporation in the office of the Secretary of State of the State of Delaware, each outstanding share of previously existing common Stock shall be and hereby is converted into and reclassified as one-half of a share of Common Stock; provided, however, that fractional shares of Common Stock will not be issued and each holder of a fractional share of Common Stock shall receive in lieu thereof a cash payment from the corporation determined by multiplying such fractional share of Common Stock by two times the average closing price of a share of previously existing Common Stock on the Nasdaq Stock Market for the five trading days immediately preceding the effective date, and upon such other terms as the officers of the Corporation, in their sole discretion, deem to be advisable and in the best interests of the Corporation.

            (ii) Certificates representing reclassified shares are hereby cancelled and upon presentation of the cancelled certificates to the Corporation, the holders thereof shall be entitled to receive certificate(s) representing the new shares into which such cancelled shares have been converted.

         Approval of the Reverse Split Amendment requires the affirmative vote of at least majority of the outstanding shares of Common Stock. If approved by the stockholders, the Board of Directors will have the authorization to effect the Reverse Split. However, the Board could choose to effect the Reverse Split at a later time, or not to effect the Reverse Split, depending on the circumstances at the time. The provisions of the Reverse Split Amendment would become effective upon the filing of a certificate of amendment with the Secretary of the State of the State of Delaware (the "Effective Date").

          Fractional shares of Common Stock will not be issued as a result of the Reverse Split. Stockholders entitled to receive a fractional share of Common Stock as a consequence of the Reverse Split will instead receive from the Company a cash payment equal to such fraction multiplied by two times the average closing price of the Common Stock on the Nasdaq Market for the five trading days immediately preceding the Effective Date.

AMENDMENT TO THE CERTIFICATE OF INCORPORATION

          The Reverse Split Amendment would amend Article Fourth of the Amended and Restated Certificate of Incorporation to add a new Section C. At the Effective Date, without further action on the part of the Company or the holders, each share of Common Stock will be converted into one-half of a share of Common Stock. If the Board of Directors elects to effect the Reverse Split, the Reverse Split Amendment will be filed with the Secretary of State of the State of Delaware and will become effective on the date of such filing. The Reverse Split Amendment will not affect the number of authorized shares of the Company's Common Stock.

EFFECT OF THE PROPOSED SPLIT

          Each stockholder who owns fewer than two shares of Common Stock, as of the Effective Date, will have his shares of Common Stock converted into the right to receive cash for his fractional share resulting from the Reverse Split as set forth in "--General". The interest of the stockholder in the Company will be terminated, and the stockholder will have no right to share in the assets or future growth of the Company. Each stockholder who owns two or more shares of Common Stock will continue to own shares of Common Stock and will share in the assets and future growth of the Company. Such interest will be represented by one-half as many shares as before the Reverse Split, except that cash will be received in lieu of fractional shares resulting from the Reverse Split. No appraisal rights are available to dissenting stockholders under Delaware law.

          The following unaudited schedule of stockholders' equity sets forth as of December 25, 1999, on a pro forma basis, the effect of the Reverse Split. The Reverse Split will result in a one-for-two reverse split of the Common Stock with stockholders receiving cash in lieu of fractional shares.

                   PRO FORMA SCHEDULE OF STOCKHOLDERS' EQUITY
                   ASSUMING ADOPTION OF REVERSE SPLIT PROPOSAL
                (Dollars in Thousands, Except Per Share Amounts)
                                   (Unaudited)

                                                                                                       PRO FORMA
                                                    HISTORICAL                 PRO FORMA             ADJUSTED BALANCE
                                                 DECEMBER 25, 1999           ADJUSTMENTS (1)         DECEMBER 25, 1999
                                                -----------------           ---------------         -----------------
Common Stock, $.01 par value;
 (pre-proposal - issued and outstanding
 6,959,476 shares; post-proposal - issued
 outstanding  3,479,738  shares) . . . . . .               $ 70                    $ (35)                    $ 35

Additional  paid-in  capital  . . . . . . . . .          25,962                       35                   25,997

Accumulated  deficit  . . . . . . . . . . . . .          (4,482)                       -                  (4,482)
                                                        --------                 ---------                --------
Total stockholders'  equity . . . . . . . . . .         $21,550                  $     -                  $21,550
                                                        ========                 =========                ========

--------------
(1) Represents the proposed one-for-two Common Stock Reverse Split, which results in a net reduction of 3,479,738 shares of Common Stock outstanding as of December 25, 1999 assuming no fractional shares purchased for cash.

          Adoption of the Reverse Split proposal as of December 25, 1999 would not have had an effect on net loss for the fiscal year ended December 25, 1999. However, net loss per share would have been increased from $(1.62) to $(3.23).

          No adjustment has been made for the reduction in the number of shares of Common Stock resulting from the payment of cash for fractional shares.

          The Company does not anticipate that the Reverse Split will affect the trading of the Common Stock on the Nasdaq Stock Market.

REASONS FOR THE REVERSE SPLIT

         The Nasdaq Stock Market has informed the company that the Common Stock must trade at a level in excess of $1.00 per share, or the Common Stock will no longer be eligible to be quoted on that market. Management of the Company also believes that it is difficult to attract new investors to the Company if the Common Stock trades at a relatively low price (the closing price on March 7, 2000, the latest day before the Record Date that the Common Stock was traded, was $______ per share).

         It is anticipated that following the consummation of the Reverse Split, the shares of Common Stock will trade at a price per share that is significantly higher than the current market price. However, there can be no assurance that the shares of Common Stock after the consummation of the Reverse Split will trade at two times the market price of the Common Stock prior to the Reverse Split.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO EFFECT A ONE-FOR-TWO REVERSE STOCK SPLIT OF THE OUTSTANDING COMMON STOCK.


      PROPOSAL 3 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

         Upon the recommendation of the Audit Committee, the Board of Directors has appointed the firm of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 30, 2000, subject to ratification by the stockholders. PricewaterhouseCoopers LLP has audited the Company's financial statements since January 1996. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Company's Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR.


                STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

          Under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, if a stockholder desires to include a proposal in the Company's proxy statement and form of proxy for presentation at the Company's 2001 Annual Meeting of Stockholders, the proposal must be received by the Company at its principal executive offices by December 30, 2000 and otherwise comply with the requirements of Rule 14a-8.

          Under the Company's bylaws, certain procedures are provided which a stockholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders.

          Nomination of directors by a stockholder must be made by notification in writing delivered or mailed to the Secretary of the Company at the Company's principal executive offices not less than 120 days prior to any meeting of stockholders called for election of directors; provided, however, that if less than 130 days notice of the date of the meeting is given to stockholders of the Company, then notice by the stockholder to be timely must be received by the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed. The Company's 2001 Annual Meeting of Stockholders is expected to be held on May 31, 2001. Accordingly, any stockholder nomination for the 2001 Annual Meeting of Stockholders, to be timely, must be received by the

Company on or before January 31, 2001. The Company's bylaws also provide that notices regarding nomination of directors must contain certain information about the director nominee. The Chairman of the meeting is required to disregard any nomination made at the meeting which the Chairman determines is not made in accordance with the foregoing procedures.

          Notice of any business proposed to be brought before an annual meeting by a stockholder must be received by the Secretary of the Company not less than 50 nor more than 75 days prior to the annual meeting; provided, however, that if less than 65 days notice or prior public disclosure of the date of the meeting is given to stockholders, notice by the stockholder to be timely must be received by the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed. As stated above, the Company's 2001 Annual Meeting of Stockholders is expected to be held on May 31, 2001. Accordingly, notice of a stockholder proposal for the 2001 Annual Meeting of Stockholders, to be timely, must be received by the Company no earlier than March 17, 2001, and no later than April 11, 2001. The Company's bylaws also provide that notice of a stockholder proposal must include a brief description of the business desired to be brought before the meeting and certain information regarding the stockholder giving the notice. If the Company does not receive proper and timely notice of a stockholder proposal, the Company's bylaws preclude transaction of the proposed business at the annual meeting.

          Stockholders may obtain a copy of the Company's bylaws by sending a written request to the Secretary of the Company at the Company's principal executive offices.

                                  OTHER MATTERS

          The Company knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

          Whether or not you intend to be present at the Annual Meeting, we urge you to return your signed proxy promptly.

                                             By Order of the Board of Directors.



                                             Daniel J. Nahmens
                                             SECRETARY

El Dorado Hills, California
March __, 2000

                                 TRACK 'N TRAIL
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      FOR ANNUAL MEETING ON APRIL 13, 2000

       The undersigned stockholder of Track 'n Trail, a Delaware corporation (the "Company"), acknowledges receipt of Notice of the Annual Meeting of Stockholders and Proxy Statement each dated March , 2000 and the undersigned revokes all prior proxies and appoints DAVID L. SUECHTING, JR. and DANIEL J. NAHMENS, or each of them, proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held at 4961-A Windplay Drive, El Dorado Hills, California at 10:00 a.m. on April 13, 2000 and any postponement or adjournment thereof, and instructs said proxies to vote as follows:

     1.  ELECTION OF DIRECTORS:

     / /  FOR the nominee listed below (except as marked to the contrary below)

     / /  WITHHOLD AUTHORITY to vote for the nominee listed below

          Nominee:          Barbara J. Suechting (Class II).

          Instruction:      To withhold authority to vote for any individual
                            nominee, write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

     2. TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO EFFECT A ONE-FOR-TWO REVERSE STOCK SPLIT OF THE COMPANY'S OUTSTANDING COMMON
         STOCK:

         / / FOR              / / AGAINST                 / / ABSTAIN

     3. TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT AUDITORS:

         / / FOR              / / AGAINST                 / / ABSTAIN

     4 In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE FOR DIRECTOR AND FOR PROPOSAL 2 AND PROPOSAL 3.

PLEASE INDICATE BELOW WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING:

/ / I PLAN TO ATTEND       / / I DO NOT PLAN TO ATTEND


                                            TRACK 'N TRAIL
                                            BOARD OF DIRECTORS PROXY
                                            Annual Meeting of Stockholders April
                                            13, 2000

                                            Dated this ____ day of __________,
                                            2000



                                            ------------------------------------
                                                 (Signature of Stockholder)


                                            ------------------------------------
                                                 (Signature of Stockholder)

                                       Please sign exactly as your name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held jointly, each holder must sign.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.